FOR TOTAL RETURN

Delaware Balanced Fund

[Various photos demonstrating service, guidance, professional management and goals]

service and guidance

                                professional management

   goals

                                                                            1998
                                                                          Annual
                                                                          Report

DELAWARE
INVESTMENTS
---------------------
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

     Delaware Investments has a money management tradition that dates back to 1929. We have a long and distinguished history of helping individuals reach their financial goals through a full range of investment opportunities that include equity mutual funds.
     Headquartered in Philadelphia with an international affiliate in London, the Delaware organization has managed stock and bond portfolios since 1938.
     Delaware Investments manages more than $42 billion in mutual fund assets and institutional advisory accounts. We offer a wide variety of equity and fixed-income investments, retirement plan accounts, IRAs, investment accounts for variable annuities and closed-end funds.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Delaware Balanced Fund Objective
To seek a balance of capital appreciation, income and preservation of capital.

Table of Contents

LETTER TO SHAREHOLDERS                                     Page 1
Asset Mix                                                  Page 2
PORTFOLIO MANAGERS' REVIEW                                 Page 3
Stock Portfolio Highlights                                 Page 5
Bond Portfolio Highlights                                  Page 6
MORE THAN 60 YEARS OF GROWTH                               Page 10
STATEMENT OF NET ASSETS                                    Page 12
FINANCIAL HIGHLIGHTS                                       Page 16

total
   return

About Your Fund's Portfolio Managers

o GEORGE H. BURWELL MANAGES MORE THAN $1.2 BILLION IN EQUITY MUTUAL FUND ASSETS AT DELAWARE INVESTMENTS AND HAS 14 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE. PRIOR TO JOINING THE COMPANY IN 1992, MR. BURWELL WAS AN EQUITY PORTFOLIO MANAGER FOR MIDLANTIC BANK IN EDISON, NJ. HE IS A CHARTERED FINANCIAL ANALYST AND HOLDS A BACHELOR OF ARTS DEGREE IN POLITICAL SCIENCE FROM THE UNIVERSITY OF VIRGINIA. MR. BURWELL ALSO MANAGES DELAWARE INVESTMENTS' DEVON FUND AND TAX-EFFICIENT EQUITY FUND.

o GARY A. REED HAS MANAGED FIXED-INCOME INVESTMENTS AT DELAWARE INVESTMENTS SINCE 1989. HE HAS 20 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE AND WAS A PORTFOLIO MANAGER AT IRVING TRUST IN NEW YORK PRIOR TO JOINING DELAWARE INVESTMENTS. MR. REED HOLDS A MASTER'S DEGREE IN ECONOMICS FROM COLUMBIA UNIVERSITY AND A BACHELOR'S DEGREE IN ECONOMICS FROM THE UNIVERSITY OF CHICAGO.

tradition
                                                                       for total
                                                                         return
                                                                            1
November 9, 1998

Dear Shareholder:

DELAWARE BALANCED FUND HAD A banner year.

     As stock market volatility increased, your Fund's balanced mix of stocks and bonds outperformed the average of its peers and provided higher returns than many all-equity fund categories for fiscal 1998.
     We are also pleased to report that Delaware Balanced Fund enjoyed the best growth in net assets of any year in its more than 60-year history. New investments from retail and institutional investors and market appreciation helped lift net assets in fiscal 1998 by nearly $230 million to $962.6 million. This was more than any other Delaware Investments mutual fund.
     Your Fund provided a +14.80% return (for A Class shares with distributions reinvested at net asset value) for the 12 months ended October 31, 1998. These one-year results placed in the top 11% of balanced funds according to Lipper Analytical Services, Inc., and even outpaced the average returns of more aggressive equity fund categories such as growth and small company funds.
     Such strong returns underscore the historical fact that a balanced mix of stocks and bonds has provided attractive results with a more moderate level of risk than putting one's nest egg completely in stocks. For the past generation (see chart below and on page 7), your Fund also outperformed:
o a portfolio representing a 60%/40% blend of the unmanaged Standard & Poor's 500 Index with the unmanaged Lehman Brothers Aggregate Bond Index; and,
o    the average balanced fund by 1.8 percentage points.
     We achieved robust results in 1998 with a stock portfolio of large and mid-size companies that had superior earnings

DELAWARE BALANCED FUND'S RESULTS FOR FISCAL 1998 PLACED IN THE TOP 11% OF BALANCED FUNDS AND OUTPACED THE AVERAGE TOTAL RETURN OF MANY AGGRESSIVE GROWTH FUND CATEGORIES.

Average Annual Returns
---------------------------------------------------------------------------------------
                                        12 Months Ended         20 Years Ended
                                        October 31, 1998       October 31, 1998
---------------------------------------------------------------------------------------
Delaware Balanced Fund A Class               +14.80%                 +15.39%
---------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index          +9.34%                 +10.14%
Standard & Poor's 500 Index                  +22.01%                 +17.30%
Lipper Balanced Fund Average                  +9.13% (395 funds)     +13.59% (28 funds)
---------------------------------------------------------------------------------------

Delaware Balanced Fund performance and that of Lipper Balanced Fund Average is based on net asset value and reinvestment of distributions. Performance for all Fund classes can be found on page 9. A direct investment in a balanced mix of the unmanaged indexes shown above is not possible. Past performance is not a guarantee of future results.

for total
 return
   2

and dividend growth potential. This was complemented by holdings of U.S. Treasuries, mortgage-related securities, and high-quality corporate bonds. Our pharmaceutical and capital goods stock selections did particularly well. Rising bond prices helped augment the Fund's total return.
     Delaware Balanced Fund is guided by two portfolio managers: George H. Burwell, who is responsible for stock selection and asset allocation, and Gary
A. Reed, whose bond selection strategy tends to emphasize high quality corporate and mortgage-backed bonds. On the pages that follow, they discuss how your Fund performed this past year.
     The founder of Delaware Investments - Rear Admiral W. Linton Nelson - was an accomplished U.S. naval aviator who adhered to a consistent investment strategy. Today Delaware Balanced Fund's managers remain loyal to that disciplined tradition. We are proud that Delaware Balanced Fund has been a firm anchor for many investors' mutual fund portfolios for six decades.
     Given the amount of market turbulence this past summer, we recommend you meet with your adviser to review your financial commitments. In our view, an adviser can be an effective co-pilot as you strive to reach your investment goals.

                                           Sincerely,

                                           /s/ Wayne A. Stork
                                           -------------------------------------
                                           WAYNE A. STORK
                                           Chairman



                                           /s/ Jeffrey J. Nick
                                           -------------------------------------
                                           JEFFREY J. NICK
                                           President and Chief Executive Officer

our
  60th year

--------------------------------------------------------------------------------
Delaware Fund Adds "Balanced" to its Name
Since its inception over 60 years ago, Delaware Fund has generally invested at least a portion of its assets in fixed-income securities. In 1988, the Fund's shareholders voted to make investing in both stocks and bonds the Fund's official strategy by approving a change in the Fund's objective to make it a balanced fund. Now, in order to more clearly communicate the Fund's objective and strategy to shareholders and especially to prospective investors, we have decided to add the word "Balanced" to the Fund's name. Beginning December 31, 1998, the Fund will be known as the Delaware Balanced Fund. This change does not affect the Fund's investment objective or strategy in any way.
--------------------------------------------------------------------------------
                                                                      for total
                                                                        return
                                                                          3

Portfolio Managers' Review

BY GEORGE H. BURWELL AND GARY A. REED
Vice Presidents/Senior Portfolio Managers
November 9, 1998

EQUITIES: VOLATILITY RETURNS
Fiscal 1998 was a year that saw the highest level of stock market volatility in a decade. Investors grew cautious about domestic stocks as corporate earnings growth ground to a halt. Banks were hit by overseas lending problems. Manufacturers battled a wave of cheap imports and saw export demand from Asia dry up. Service firms faced higher U.S. labor costs and weakness in consumer spending.
     We still found many opportunities to exploit stock market inefficiency and turmoil using a methodical growth and value stock selection discipline. Delaware Balanced Fund also preserved capital to a greater degree than most balanced funds during this past summer's sharp market decline, according to data from Lipper Analytical Services, Inc.
     We achieved above-average results for the equity portion of the portfolio by focusing on dividend-paying stocks and by avoiding companies whose stock prices relative to earnings (P/E ratio) were more than 20% higher than the average stock in the unmanaged Standard & Poor's 500 Index. As shown on the chart on page 5, the average P/E of most of the Fund's equity holdings (18.9x expected 1999 earnings) was lower than the average 23.4 P/E of the S&P 500 Index.
     By not paying through the nose for growth stocks with high P/Es, or buying companies with a high degree of economic risk, we avoided a bloody nose this summer, when most stocks fell significantly from their highs.
     Additional investments from new Delaware Balanced Fund shareholders in fiscal 1998 gave us the flexibility and resources to buy companies with consistent earnings and dividend growth potential at attractive prices without having to trade-in stocks we thought still had potential. More

WE PRESERVED CAPITAL TO A GREATER DEGREE THAN MOST BALANCED FUNDS DURING THIS PAST SUMMER'S SHARP MARKET DECLINE.

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
OCTOBER 31, 1998

Utility/Energy Stocks                      3.7%
Credit Sensitive Stocks                   20.0%
Consumer Staples Stocks                    4.9%
Capital Goods/Basic Industry Stocks       12.4%
Consumer Growth Stocks                     9.4%
Cash                                       2.8%
Consumer Cyclical Stocks                  13.2%
Investment Grade Corporate Bonds           8.2%
Mortgage Backed Securities                16.7%
Treasuries/Other High Quality Bonds        4.3%
Other Common/Preferred Stocks              4.4%
for total
 return
   4

                 [photo of couple talking to financial advisor]

than half of your Fund's top 10 equity holdings as of October 31, 1998 were among Delaware Balanced Fund's top 10 holdings six months earlier, before the market's summer slide.

BONDS: RECORD PRICES,
A FLIGHT TO QUALITY

Fiscal 1998 was an excellent year for U.S. government bonds. Yields on 30-year U.S. Treasuries fell to record lows. Government economic statistics offered more evidence of deflation - falling consumer and wholesale prices - rather than inflation. Washington balanced the federal budget for the first time since 1969.
     This past autumn the Federal Reserve Board reduced its interest rate target to maintain domestic growth as the global economy began to weaken. Corporate bonds were negatively affected by problems in the Pacific Rim this past year, particularly Yankee bonds (dollar-denominated emerging market securities). Bond market analysts have been forced to reevaluate credit risks of manufacturers and financial firms tied to Asia, Eastern Europe and Latin America.
     Returns from selected mortgage securities were weak in fiscal 1998 as refinancing activity was brisk. A wave of mortgage prepayments generated by the sharp decline in interest rates in 1997 worked its way through the bond market. Prices of seasoned low-loan balance mortgages held up modestly better than other types of mortgages.

STRATEGIC POSITIONING
As of October 31, 1998, the equity component of Delaware Balanced Fund was modestly higher than a year ago. This primarily reflects market appreciation rather than a strategic decision. We believe an asset mix of roughly two-thirds of net assets in stocks and slightly less than a third in bonds has attractive risk/reward potential given current market conditions.
     The stock market's decline this past summer enhanced the earnings yield of stocks (earnings per share divided by stock price), making stocks generally more attractive than fixed-income investments in our view. We reduced our weighting in corporate bonds and maintained an above-average position in mortgages because of their superior income potential. However, our underweighting of Treasuries in fiscal 1998 reduced the Fund's total return from bonds.

--------------------------------------------------------------------------------
ASSET MIX
                 October 31, 1998      October 31, 1997       October 31, 1996
--------------------------------------------------------------------------------
Stocks                 68.0%                 66.8%                   58.9%
Bonds                  29.0%                 32.2%                   34.4%
Cash                    2.8%                  1.1%                    6.7%
Beta*                   0.59                  0.65                    0.66
SEC Yield**             1.90%                 2.38%                   3.03%
--------------------------------------------------------------------------------
 * A measure of risk relative to the Standard & Poor's 500 Index. A number less than 1.0 means less historical price volatility than the index. A number higher than 1.0 means more historical volatility.
** 30-day current yield for A Class shares measured according to Securities and Exchange Commission guidelines. Yields for B, C and Institutional Class shares were, respectively, 1.27%, 1.28% and 2.22% as of October 31, 1998.

                                                                    for total
                                                                      return
                                                                         5

DELAWARE BALANCED FUND'S STOCK FOCUS
Since October 1997, we achieved success with non-bank financial firms such as Fannie Mae and Freddie Mac (Federal Home Loan Mortgage Corp). These stocks benefited from lower interest rates, a relatively strong housing market and brisk mortgage refinancing activity. Unlike banks, these companies were unaffected by sour overseas loans and imprudent lending.
     Delaware Balanced Fund's holdings of companies making or distributing pharmaceuticals, such as American Home Products and Rite Aid Corp., also provided strong returns for the year. Our selections in this area were generally companies with either a new array of products or where management was retooling the business to generate higher growth.
     Many of our holdings are midsize companies in niche businesses in transition. For example, the Fund's best performing stock in fiscal 1998 was Symbol Technologies, a midcap company that has developed new uses for bar code scanners. We believe investors can reap substantial capital appreciation potential from stocks that are making a positive transition from being undervalued (compared to their industry group) to being highly prized by growth-oriented investors. As of year's end, half of Delaware Balanced Fund's equity holdings were what we call transition stocks not in the unmanaged Standard & Poor's 500 Index.
     Two areas of disappointment this past year were retail and food. Investor concern about soft consumer demand and negative pricing trends hurt stocks such as Intimate Brands, operator of Victoria's Secret and Bath & Body Works stores, and ConAgra, a major meat processor. We de-emphasized these stocks during the second half of fiscal 1998. Until 1998, ConAgra had provided several years of strong returns for the Fund.
     Overall, we reallocated some of your Fund's assets to focus on companies whose growth is not dependent on the ups and downs of the U.S. or world economies. For example, we increased our position in Service Corp. International, the world's largest funeral home operator. The stock had been a major holding two years ago. When Service Corp.'s stock price reached a level that met Delaware Balanced Fund's value and earnings growth criteria this past summer, we began purchasing it again.

stock
  focus

STOCK PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
                                        October 31, 1998     October 31, 1997
--------------------------------------------------------------------------------
Median Market Capitalization              $5.8 billion         $5.7 billion
Number of Stocks                               60                    53
Average Stock Price-to-Earnings Ratio        18.9x*                16.9x*
Top Sector                              Credit Sensitive       Capital Goods
Stock Portfolio Annual Return               +19.58%                +29.91%
--------------------------------------------------------------------------------
* P/E ratio based on analysts' earnings estimates as reported by First Call. For complete Fund performance, see page 9.

for total
 return
   6

DELAWARE BALANCED FUND'S BOND FOCUS

Fiscal 1998 rewarded fixed-income investors who followed aggressive total return strategies using U.S. Treasury securities. The 20-Year Plus Lehman Brothers Treasury Index - a measure of the longest term part of the government bond market rose an unusually high +17.26% for the 12 months ended October 31, 1998. We do not focus exclusively on U.S. Treasuries because we believe that reducing risk from interest rate fluctuations and diversification are of paramount importance when investing in fixed income securities. In our view, investors are best served over the long term by a strategy that provides high current income from several types of investment grade bonds with intermediate and long-term maturities.

THE DIFFERENCE IN YIELD BETWEEN TREASURIES AND INVESTMENT GRADE CORPORATE BONDS AND MORTGAGES WIDENED DURING FISCAL 1998, INCREASING YOUR FUND'S INCOME POTENTIAL.
     Since October, Delaware Balanced Fund's bond component generally matched the duration of the Lehman Brothers Aggregate Bond Index, a broad and unmanaged benchmark of intermediate and long-term government, corporate and mortgage securities.
     Duration measures a bond's sensitivity to interest rates and indicates the likely change in a bond's price given a 1% movement in interest rates. A longer duration increases the chance an investment can appreciate in value when interest rates fall, as well as the possibility of principal loss when rates rise.
     We had a greater percentage of mortgage-related securities as of October 31, 1998 than the Fund's bond benchmark - Lehman Brothers Aggregate Bond Index because we believed these securities offered higher income potential than U.S. Treasuries. Our strategy of investing in pools of mortgages with low loan balances helped preserve the Fund's income potential because these securities did not experience as high a level of refinancing activity as other mortgages.
     A major development in the non-Treasury bond market during the past year was that spreads - the average difference in yield between Treasuries and other types of AAA-rated bonds - widened considerably.

bond
  focus

BOND PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
                                    October 31, 1998           October 31, 1997
--------------------------------------------------------------------------------
Average Duration                        4.6 years                  4.7 years
Average Maturity                        8.0 years                  8.2 years
Average Quality                            AA2                         AA2
Yield (before expenses)*                  6.48%                       7.36%
Largest Sector Focus                    Mortgages                   Mortgages
Bond portfolio annual return              +8.75%                     +8.49%
--------------------------------------------------------------------------------
* See page 4 for SEC yields. For complete Fund performance, see page 9.

                                                                      for total
                                                                        return
                                                                           7

This occurred because investors who were worried about international market volatility reallocated money to Treasuries as a safe haven.
     After Russia defaulted on its debt this past summer and before the Fed reduced its short-term interest rate target, the average difference in yield between a AAA-rated corporate bond and a Treasury bond of comparable maturity widened by 50 basis points (0.50%) to 1.27%. We believe that as international market conditions stabilize and the Treasury market reaches equilibrium in 1999, high quality corporate and mortgage securities could outperform other fixed-income investments.

SUMMARY OUTLOOK
Given the uncertain earnings outlook for many American corporations, we are focusing on companies that appear well-positioned to generate earnings growth of at least 10% per year even if the U.S. economy slows in 1999.
     By purchasing and holding stocks with P/E ratios that are reasonable compared to the S&P 500 Index, we believe your Fund's portfolio can benefit from any decision by the Federal Reserve Board to further reduce interest rates in the year ahead. While we do not think a recession is likely in fiscal 1999, we think business profits and overall economic conditions will continue to soften as the effects of global economic turmoil reach our shores.

WE ARE FOCUSING ON COMPANIES THAT APPEAR WELL-POSITIONED TO GENERATE EARNINGS GROWTH OF AT LEAST 10% PER YEAR EVEN IF THE U.S. ECONOMY SLOWS IN 1999.

     We believe the Fed may cut its short-term interest rate target again sometime in the next year. This should benefit bond prices, including investment grade corporate bonds and selected U.S. government securities. We plan to maintain a relatively high weighting in mortgage-related securities because of the additional income potential these bonds can provide.

outlook

20 YEARS OF ATTRACTIVE RESULTS
--------------------------------------------------------------------------------
GROWTH OF A $100,000 INVESTMENT
NOVEMBER 1, 1978 TO OCTOBER 31, 1998

                                     An unmanaged mix of 60%
                                      S&P 500 Index and 40%
              Delaware Balanced    Lehman Brothers Aggregate
                Fund A Class              Bond Index
              -----------------       ------------------
 10/31/78        $   96,207              $  100,000
 10/31/79        $  112,039              $  108,528
 10/31/80        $  151,188              $  130,567
 10/31/81        $  163,436              $  133,571
 10/31/82        $  231,298              $  165,081
 10/31/83        $  273,076              $  199,111
 10/31/84        $  280,649              $  217,392
 10/31/85        $  338,097              $  259,817
 10/31/86        $  428,865              $  332,303
 10/31/87        $  389,664              $  352,327
 10/31/88        $  475,512              $  400,535
 10/31/89        $  578,528              $  483,020
 10/31/90        $  560,189              $  473,566
 10/31/91        $  696,415              $  598,174
 10/31/92        $  782,540              $  658,388
 10/31/93        $  875,714              $  748,995
 10/31/94        $  891,441              $  755,268
 10/31/95        $1,036,407              $  922,048
 10/31/96        $1,202,988              $1,074,737
 10/31/97        $1,468,226              $1,317,747
 10/31/98        $1,685,565              $1,547,543


Chart assumes $100,000 invested on November 1, 1978 and includes the effect of a 3.75% front-end sales charge and reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results. The maximum sales charge of 5.75% is incrementally reduced on investments of more than $50,000. Delaware Balanced Fund has maintained a position in fixed-income securities since its inception. It officially became a balanced fund in 1988.

for total
 return
   8

     Companies with relatively low P/Es typically benefit the most from interest rate cuts. Also, companies that can consistently raise cash dividends in a falling interest rate environment become increasingly attractive to investors seeking a balance of growth and income from equities. The average holding in Delaware Balanced Fund's equity portfolio increased its cash dividend by 8.4% in the past year, about twice as much as the average company in the S&P 500 Index.

MANY OF THE EQUITY "FISH" IN OUR NET ARE GROWING INTO LARGE FISH WHILE THE REST ARE ALREADY BIG FISH THAT OTHERS SEEM TO OVERLOOK.

     To maximize the efficiency of our research efforts, we will continue to maintain a relatively concentrated equity portfolio. Overall, we're comfortable with a portfolio of approximately 50 to 70 stocks.
     Many of the hundreds of growth and income mutual funds available to investors today have a portfolio that is a clone of the S&P 500 Index, or a barbell combination of growth and value stocks. A growth stock generally sells at a high price (relative to earnings), reflecting high investor expectations. A value stock sells at a lower price, reflecting lower expectations.
     We strive to make Delaware Balanced Fund different by trolling the waters between growth and value investment styles. Many of the equity "fish" in our net are growing into large fish while the rest are already big fish that others seem to overlook. The bond component of the Fund, meanwhile, acts as a ballast that can potentially reduce the effects of market volatility. By exercising a consistent discipline and patience, we think we have assembled a well-stocked, well-balanced portfolio that can benefit shareholders in stormy stock market conditions.

[photo of glasses, pen and keyboard]
--------------------------------------------------------------------------------
Delaware Balanced Fund's
Stock Selection Strategy

FIVE PILLARS OF GROWTH AND VALUE
o Strong Valuation: attractive earnings growth at discount prices
o Stability of Earnings: simple businesses/stable industries that may perform well in a variety of market conditions
o Positive Cash Flow: substantial resources to reinvest in the business
o Dynamic Change: company expansion or acquisition
o Under-Researched: company not followed by many analysts, potential not yet recognized by the market
--------------------------------------------------------------------------------
                                                                 for total
                                                                   return
                                                                     9
Performance Summary

DELAWARE BALANCED FUND'S 10-YEAR PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
NOVEMBER 1, 1988 TO OCTOBER 31, 1998

          Standard & Poor's   Delaware Balanced      Lehman Brothers
              500 Index         Fund A Class       Aggregate Bond Index
          -----------------   -----------------    --------------------
11/01/88       $10,000            $ 9,425               $10,000
10/31/89       $12,640            $11,467               $11,190
10/31/90       $11,694            $11,104               $11,896
10/31/91       $15,612            $13,804               $13,777
10/31/92       $17,166            $15,511               $15,132
10/31/93       $19,731            $17,358               $16,928
10/31/94       $20,494            $17,669               $16,307
10/31/95       $25,913            $20,543               $18,859
10/31/96       $32,156            $23,845               $19,962
10/31/97       $42,483            $29,102               $21,742
10/31/98       $51,825            $33,408               $23,765

Chart assumes $10,000 invested on November 1, 1988 and includes the effect of a 5.75% maximum front-end sales charge and reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results. The maximum sales charge was raised from 4.75% to 5.75% effective November 2, 1998 for investments of less than $50,000.


DELAWARE BALANCED FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH OCTOBER 31, 1998

                              Lifetime     Ten Years    Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 4/25/38)
  Excluding Sales Charge       +11.41%       +13.49%      +13.99%       +14.80%
  Including Sales Charge       +11.30%       +12.82%      +12.65%        +8.20%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
  Excluding Sales Charge       +15.37%                                  +13.90%
  Including Sales Charge       +15.06%                                   +8.90%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
  Excluding Sales Charge       +16.06%                                  +13.85%
  Including Sales Charge       +16.06%                                  +12.85%

Delaware Balanced Fund's return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. Returns reflect reinvestment of any distributions and any applicable sales charges as noted below. B and C Class results excluding sales charge assumes either the investment was not redeemed or contingent sales charges did not apply.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee and a 1% contingent deferred sales charge if redeemed within 12 months of purchase.

The average annual returns for the lifetime, 10-year, five-year and one-year periods ended October 31, 1998 for Delaware Balanced Fund's Institutional Class, were +11.43%, +13.81%, +14.20%, and +15.03%, respectively. The Institutional Class was initially made available on November 9, 1992 and is available without sales or asset-based distribution charges only to certain eligible institutional accounts. Performance for the Institutional Class for periods prior to this date is based on Class A performance, adjusted to eliminate the sales charge, but not the asset-based distribution charge.

DELAWARE BALANCED FUND - MORE THAN 60 YEARS OF GROWTH
A LIFETIME OF INFLATION PROTECTION THROUGH BALANCED INVESTING
GROWTH OF A $10,000 INVESTMENT 1938-1998
--------------------------------------------------------------------------------

               Delaware Balanced Fund
                    A Class with             U.S. Consumer Price
Period End     Distributions Reinvested       Index (Inflation)
----------     ------------------------      -------------------
05/02/38             $    9,428                   $ 10,000 -- Average Hourly
10/31/38             $   10,527                   $  9,949    Wage $0.70
10/31/39             $   11,078                   $  9,949
10/31/40             $   11,142                   $  9,949
10/31/41             $   11,613                   $ 10,852
10/31/42             $   12,258                   $ 11,819
10/31/43             $   16,194                   $ 12,366
10/31/44             $   17,355                   $ 12,583
10/31/45             $   24,122                   $ 12,811
10/31/46             $   22,347                   $ 14,784
10/31/47             $   22,961                   $ 16,323
10/31/48             $   24,110                   $ 17,316 -- Berlin Airlift
10/31/49             $   23,979                   $ 16,845
10/31/50             $   29,115                   $ 17,443
10/31/51             $   35,010                   $ 18,626
10/31/52             $   36,952                   $ 18,982
10/31/53             $   38,396                   $ 19,173
10/31/54             $   50,196                   $ 18,995
10/31/55             $   61,983                   $ 19,071
10/31/56             $   68,942                   $ 19,542
10/31/57             $   63,623                   $ 20,114
10/31/58             $   85,511                   $ 20,547 -- First Electronic
10/31/59             $   98,956                   $ 20,852    Transistors
10/31/60             $   92,812                   $ 21,132
10/31/61             $  124,022                   $ 21,300
10/31/62             $   98,021                   $ 21,584
10/31/63             $  129,051                   $ 21,845
10/31/64             $  153,952                   $ 22,105
10/31/65             $  189,665                   $ 22,485
10/31/66             $  195,454                   $ 23,338
10/31/67             $  269,193                   $ 23,930
10/31/68             $  315,200                   $ 25,044 -- Global Urban
10/31/69             $  282,309                   $ 26,441    Social Unrest
10/31/70             $  245,822                   $ 27,981
10/31/71             $  297,394                   $ 29,000
10/31/72             $  326,999                   $ 29,995
10/31/73             $  281,670                   $ 32,365
10/31/74             $  222,512                   $ 36,297
10/31/75             $  285,055                   $ 38,999
10/31/76             $  360,055                   $ 41,060
10/31/77             $  356,924                   $ 43,714
10/31/78             $  372,946                   $ 47,600 -- Inflation Begins
10/31/79             $  434,318                   $ 53,405    Three-Year
10/31/80             $  586,079                   $ 60,157    Upward Spiral
10/31/81             $  633,559                   $ 66,317
10/31/82             $  896,623                   $ 69,681
10/31/83             $1,058,577                   $ 71,696
10/31/84             $1,087,934                   $ 74,704
10/31/85             $1,310,629                   $ 77,121
10/31/86             $1,662,491                   $ 78,306
10/31/87             $1,510,528                   $ 81,813
10/31/88             $1,843,316                   $ 85,290 -- Japanese Stock
10/31/89             $2,242,659                   $ 89,122    Market Soars
10/31/90             $2,171,566                   $ 94,728
10/31/91             $2,699,645                   $ 97,495
10/31/92             $3,033,509                   $100,617
10/31/93             $3,394,697                   $103,385
10/31/94             $3,455,662                   $106,081
10/31/95             $4,017,621                   $109,061
10/31/96             $4,663,368                   $112,325
10/31/97             $5,691,562                   $114,667
10/31/98             $6,505,182                   $116,098 -- European
                                                              Monetary Union

-- Dividends = $2,420,674
   Capital Gains + Principal = $4,084,508

BETTER-THAN-AVERAGE BALANCE FOR GENERATIONS
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH OCTOBER 31, 1998


                                One Year     Five Years     10 Years     20 Years     30 Years
----------------------------------------------------------------------------------------------
Delaware Fund A Class            +14.80%       +13.99%       +13.49%      +15.39%      +10.63%
Lipper Balanced Fund Average     + 9.13%       +12.32%       +12.21%      +13.59%      +10.21%
                               (395 funds)   (150 funds)   (56 funds)   (28 funds)   (21 funds)

Delaware Balanced Fund's return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

All performance shown is at net asset value and includes reinvestment of capital gains and dividends. Performance of other classes of Delaware Balanced Fund will vary due to differing charges and expenses. Past performance does not guarantee future results. Delaware Balanced Fund became a balanced fund in 1988. Data for Lipper Balanced Fund Average is available only since 1959. See page 9 for Fund performance for all classes with sales charges.

12 for total return

Financial Statements

DELAWARE GROUP EQUITY FUNDS I, INC. -
DELAWARE FUND+
STATEMENT OF NET ASSETS
OCTOBER 31, 1998

                                                        NUMBER OF        MARKET
                                                         SHARES          VALUE
                                                        ---------       -------
COMMON STOCK - 68.05%
AEROSPACE & DEFENSE - 0.42%
GenCorp .........................................         180,600  $  3,995,775
                                                                   ------------
                                                                      3,995,775
                                                                   ------------
AUTOMOBILES & AUTO PARTS - 3.19%
Danaher .........................................         378,600    15,120,338
Federal Signal ..................................         648,600    15,606,938
                                                                   ------------
                                                                     30,727,276
                                                                   ------------
BANKING, FINANCE & INSURANCE - 12.85%
AFLAC ...........................................         446,900    17,038,063
American International Group ....................         118,350    10,089,338
Chubb ...........................................          79,000     4,858,500
Equifax .........................................         669,300    25,893,544
Federal Home Loan Mortgage ......................         629,900    36,219,250
Federal National Mortgage Association ...........         115,500     8,178,844
Nationwide Financial Services Class A ...........         195,900     8,129,850
Unum ............................................         299,900    13,326,806
                                                                   ------------
                                                                    123,734,195
                                                                   ------------
BUILDINGS & MATERIALS - 3.34%
Masco ...........................................         962,200    27,122,013
Premark International ...........................         160,100     5,073,169
                                                                   ------------
                                                                     32,195,182
                                                                   ------------
CABLE, MEDIA & PUBLISHING - 0.71%
Wallace Computer Services .......................         314,100     6,870,938
                                                                   ------------
                                                                      6,870,938
                                                                   ------------
CHEMICALS - 1.07%
Crompton & Knowles ..............................         261,700     4,203,556
Hercules ........................................          99,700     3,321,256
Valspar .........................................          97,200     2,727,675
                                                                   ------------
                                                                     10,252,487
                                                                   ------------
COMPUTERS & TECHNOLOGY - 3.40%
Hewlett-Packard .................................         438,400    26,386,200
SunGuard Data Systems ...........................         186,700     6,301,125
                                                                   ------------
                                                                     32,687,325
                                                                   ------------
ELECTRONICS & ELECTRICAL - 4.04%
Intel ...........................................         125,700    11,214,797
Symbol Technologies .............................         403,650    18,063,338
Teleflex ........................................         248,600     9,617,713
                                                                   ------------
                                                                     38,895,848
                                                                   ------------
ENERGY - 2.34%
Amoco ...........................................         124,500     6,987,563
Compagnie Francaise de Petroleum ................         160,423     9,384,746
Royal Dutch Petroleum ...........................         124,900     6,151,325
                                                                   ------------
                                                                     22,523,634
                                                                   ------------

                                                        Number of        Market
                                                          Shares          Value
                                                        ---------       -------

 COMMON STOCK (Continued)
 ENVIRONMENTAL SERVICES - 2.72%
 Ecolab .........................................         875,000   $26,140,625
                                                                   ------------
                                                                     26,140,625
                                                                   ------------
 FOOD, BEVERAGE & TOBACCO - 4.91%
 Campbell Soup ..................................         103,200     5,501,850
*ConAgra ........................................         322,300     9,810,006
 Philip Morris ..................................         318,800    16,298,650
 Ralston Purina Group ...........................         214,100     7,145,588
 Universal Foods ................................         392,500     8,512,344
                                                                   ------------
                                                                     47,268,438
                                                                   ------------
 HEALTHCARE & PHARMACEUTICALS - 5.30%
 American Home Products ..........................        459,600    22,405,500
 Johnson & Johnson ...............................        171,500    13,977,250
 Mylan Laboratories ..............................        242,600     8,354,538
 Zeneca Group ....................................        159,900     6,236,100
                                                                   ------------
                                                                     50,973,388
                                                                   ------------
 REAL ESTATE - 2.00%
 Developers Diversified Realty ...................        242,200     4,571,525
*Health Care Property Investors ..................         86,800     2,918,650
 Nationwide Health Properties ....................        229,800     5,299,763
*Storage USA .....................................         78,900     2,401,519
 Sun Communities .................................        121,700     4,069,344
                                                                   ------------
                                                                     19,260,801
                                                                   ------------
 RETAIL - 7.43%
 Food Lion - Class A .............................        461,600     5,063,175
 Hannaford Brothers ..............................        136,600     5,984,788
*Intimate Brands .................................        620,500    13,883,688
 May Department Stores ...........................         87,200     5,319,200
 Rite Aid Corp. ..................................        816,600    32,408,813
 Sherwin-Williams ................................        353,100     8,893,706
                                                                   ------------
                                                                     71,553,370
                                                                   ------------
 TELECOMMUNICATIONS - 3.36%
 ALLTEL ..........................................        126,700     5,931,144
 Ericsson (LM) Tel 'B' ...........................        251,600     5,700,313
 SBC Communications ..............................        448,000    20,748,000
                                                                   ------------
                                                                     32,379,457
                                                                   ------------
 TEXTILES, APPAREL & FURNITURE - 2.56%
 HON Industries ..................................        294,800     6,246,075
 Hillenbrand Industries ..........................        212,600    12,583,263
 Newell ..........................................        133,200     5,860,800
                                                                   ------------
                                                                     24,690,138
                                                                   ------------
 UTILITIES - 1.36%
 CMS Energy ......................................        200,900     8,852,156
 Edison International ............................        160,000     4,220,000
                                                                   ------------
                                                                     13,072,156
                                                                   ------------

----------
Top 10 equity holdings, representing 27.06% of net assets, are in bold.
+ Effective December 29, 1998, Delaware Fund became known as Delaware Balanced
  Fund.

                                                             for total return 13

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                        ---------        ------
COMMON STOCK (Continued)
MISCELLANEOUS - 7.05%
Pentair .........................................         185,200  $  6,968,150
Service Corp. International .....................         519,400    18,503,623
Stewart Enterprises .............................         771,600    17,770,913
Tyco International ..............................         397,600    24,626,350
                                                                   ------------
                                                                     67,869,036
                                                                   ------------
Total Common Stock (cost $518,450,046) ..........                   655,090,069
                                                                  -------------

CONVERTIBLE PREFERRED STOCKS - 0.92%
Freeport-McMoRan Copper & Gold 7.00% ............         157,700     2,345,788
Sealed Air ......................................         162,340     6,473,308
                                                                   ------------
Total Convertible Preferred Stocks
   (cost $10,380,836) ...........................                     8,819,096
                                                                   ------------

                                                        PRINCIPAL
                                                         AMOUNT
                                                        ----------
ASSET-BACKED SECURITIES - 3.62%
American Finance Home Equity
   Series 94-2 A1 6.95% 6/25/24 .................      $  529,441       529,335
   Series 92-5 A 7.20% 2/15/08 ..................         231,678       233,184
   Series 92-1 A 7.50% 3/15/07 ..................         286,616       286,458
   Series 91-1 A 8.00% 7/25/06 ..................         191,676       198,162
CIT RV Series 98-A A5 6.12% 7/15/14 .............       3,355,000     3,400,628
California Infrastructure PG and E
   Series 97-1 A4 6.16% 6/25/03 .................       1,500,000     1,516,050
Countrywide Home Equity Loan
   Series 97-1 A4 6.95% 5/25/21 .................       3,475,000     3,533,728
EQCC Home Equity Loan Trust
   Series 98-2 Class A3F 6.229% 3/15/13 .........       3,300,000     3,302,063
First USA Credit Card Master Trust
   Series 97-10 A 5.468% 2/18/04 ................       5,000,000     4,981,075
MetLife Capital Equipment Loan Trust
   Series 97-A 6.85% 5/20/08 ....................       2,865,000     2,973,326
NationsCredit Grantor Trust
   Series 96-1 A 5.85% 9/15/11 ..................       1,355,490     1,358,038
   Series 97-2 A1 6.35% 4/15/14 .................       1,301,681     1,328,529
Neiman Marcus Group Credit Card Master Trust
   Series 95-1A 7.60% 6/15/03 ...................         430,000       443,975
The Money Store Home Equity Trust
   Series 97-A A9 7.235% 5/15/28 ................       3,150,000     3,236,940
UCFC Home Equity Loan
   Series 96-B1 A3 7.30% 4/15/14 ................       3,835,000     3,842,287
World Omni Automobile Lease Securitization
   Series 97-B A4 6.20% 11/25/03 ................       3,603,000     3,654,163
                                                                   ------------
Total Asset-Backed Securities
   (cost $34,412,802) ...........................                    34,817,941
                                                                   ------------

COLLATERALIZED MORTGAGE
   OBLIGATIONS - 6.15%
Asset Securitization Corporation
   Series 97-D5 A2 6.815% 2/14/41 ...............       3,920,000     3,911,425
   Series 97-D5 A3 6.865% 2/14/41 ...............       3,215,000     3,150,198
   Series 96-D3 A1B 7.21% 10/13/26 ..............       3,060,000     3,227,822
   Series 97-D4 A1A 7.35% 4/14/29 ...............       2,640,210     2,738,393
CASC Series 98-D7 A1B 6.26% 9/16/30 .............       3,745,000     3,727,445

                                                         PRINCIPAL      MARKET
                                                          AMOUNT         VALUE
                                                         ---------      ------
COLLATERALIZED MORTGAGE
   OBLIGATIONS (Continued)
 Chase Commercial Mortgage Securities Corporation
   Series 96-2 C 6.90% 11/19/06 .................      $2,273,625   $ 2,270,783
 Conti Series 96-MCI- 7.80% 4/15/06 ............        2,890,000     2,996,569
 FannieMae Whole Loan
   Series 98-W3 A2 6.50% 7/25/28 ................       3,440,000     3,496,975
 Federal Home Loan Mortgage Corporation Structured
   Pass Through Securities ......................
   Series T-11 A5 6.50% 1/25/15 .................       4,605,000     4,616,872
 Lehman Large Loan
   Series 97-LLI A1 6.79% 6/12/04 ...............       3,226,103     3,342,041
 Mortgage Capital Funding
   96-MC2-C 7.224% 9/20/06 ......................       2,137,777     2,208,591
 Nomura Asset Securities
   Series 93-1 A1 6.68% 12/15/01 ................       3,385,461     3,457,931
   Series 96-MD5 A3 7.637% 4/13/36 ..............       3,300,000     3,477,375
 Residential Accredit Loans
   Series 98-QS9 A3 6.75% 7/25/28 ...............       3,375,000     3,404,531
   Series 96-QS3 A13 7.29% 6/25/26 ..............         265,086       265,086
   Series 97-QS3 A3 7.50% 4/25/27 ...............       5,265,000     5,327,127
 Residential Funding Mortgage Securities
   Series 98-S6 A6 6.75% 3/25/28 ................       4,135,000     4,101,403
 Residential Funding Mortgage Securities
   Series 96-S9 A10 7.25% 4/25/26 ...............       3,325,591     3,450,301
                                                                    -----------
 Total Collateralized Mortgage Obligations
   (cost $58,519,750) ...........................                    59,170,868
                                                                    -----------

 CORPORATE BONDS - 8.20%
 American General Institute 144A 7.57% 12/1/46 ..        2,900,000    2,939,875
 Banco Santander 6.50% 11/1/05 ..................        2,305,000    2,278,308
 Banco Santiago S.A. 7.00% 7/18/07 ..............        1,855,000    1,458,494
*Cardinal Health 6.25% 7/15/08 ..................        2,095,000    2,147,375
 CIT Group Holdings 5.625% 10/15/03 .............        5,125,000    5,125,000
 Continental Airlines 6.80% 1/2/09 ..............        1,940,000    1,923,025
 Cox Communications 6.15% 8/1/03 ................        3,070,000    3,146,750
 Credit Foncier de France 8.00% 1/14/02 .........        2,415,000    2,614,238
 Federal Express 7.65% 1/15/14 ..................        4,148,451    4,319,575
 Firstar Capital 8.32% 12/15/26 .................        2,300,000    2,417,875
 General Electric Capital 5.89% 5/11/01 .........        4,000,000    4,095,000
 Great Western Financial 8.206% 2/1/27 ..........        4,000,000    4,110,000
 HRPT Properties Trust 6.75% 12/18/02 ...........        2,900,000    3,016,000
 Kohls 6.70% 2/1/06 .............................        2,900,000    3,052,250
 May Department Stores 7.50% 6/1/15 .............        4,000,000    4,315,000
 MCI Communications 6.125% 4/15/02 ..............        2,500,000    2,543,750
 MCI Worldcom 7.55% 4/1/04 ......................        4,525,000    4,932,250
 Philip Morris 7.20% 2/1/07 .....................        4,870,000    5,210,900
 RAYCHEM 7.20% 10/15/08 .........................        3,500,000    3,495,625
 Raytheon 5.95% 3/15/01 .........................        3,600,000    3,649,500
 Southern Investments 6.375% 11/15/01 ...........          700,000      714,000
 Summit Capital Trust 8.40% 3/15/27 .............        2,000,000    2,097,500
 Transwestern Pipeline 7.55% 1/15/00 ............        1,200,000    1,228,500
 Turner Broadcasting 8.375% 7/1/13 ..............        3,350,000    3,865,063
 USA Waste Services 6.125% 7/15/01 ..............        2,225,000    2,236,125
 U.S. Filter 6.375% 5/15/01 .....................        2,000,000    2,020,000
                                                                    -----------
 Total Corporate Bonds (cost $77,586,692) .......                    78,951,978
                                                                    -----------

14 for total return

                                                         PRINCIPAL      MARKET
                                                          AMOUNT         VALUE
                                                         ---------      ------
 MORTGAGE-BACKED SECURITIES - 6.94%
 Federal Home Loan Mortgage Corp.
   6.00% 2/1/11 .................................     $ 2,030,216   $ 2,050,518
 Federal Home Loan Mortgage Corp.
   8.50% 4/1/09 .................................             364           386
*Federal National Mortgage Association
   5.625% 3/15/01 ...............................       2,950,000     3,015,640
*Federal National Mortgage Association
   5.75% 4/15/03 ................................       3,715,000     3,862,423
*Federal National Mortgage Association
   6.00% 5/15/08-11/1/28 ........................      32,659,189    32,443,125
 Federal National Mortgage Association
   6.50% 5/1/13 .................................       4,855,886     4,928,724
 Federal National Mortgage Association
   7.00% 7/1/17-8/1/28 ..........................      13,458,703    13,779,201
 Federal National Mortgage Association
   8.00% 12/1/09 ................................         350,304       361,361
 Federal National Mortgage Association
   8.50% 11/1/09 ................................       1,101,604     1,147,045
 Federal National Mortgage Association
   9.50% 2/1/17-2/1/25 ..........................       2,972,085     3,192,836
 Government National Mortgage Association
   6.50% 12/15/23-1/15/24 .......................       1,971,878     2,006,386
                                                                    -----------
 Total Mortgage-Backed Securities
   (cost $66,299,486) ...........................                    66,787,645
                                                                    ------------

 MUNICIPAL BONDS - 0.29%
 Philadelphia, Pennsylvania Authority for Industrial
   Development Series 97 A 6.488% 6/15/04 .......       2,819,897     2,805,797
   ------------
 Total Municipal Bonds (cost $2,819,897) ........                     2,805,797
                                                                    -----------

 U.S. TREASURY OBLIGATIONS - 3.77%
*U.S. Treasury Bond 6.125% 11/15/27 .............      13,800,000    15,566,454
*U.S. Treasury Notes 5.25% 8/15/03 ..............       1,210,000     1,262,882
*U.S. Treasury Notes 5.375% 2/15/01 .............       9,345,000     9,564,890
 U.S. Treasury Notes 5.50% 2/15/08 ..............       2,000,000     2,137,752
 U.S. Treasury Notes 5.50% 3/31/03 ..............       4,280,000     4,484,117
*U.S. Treasury Notes 5.625% 5/15/08 .............       2,640,000     2,844,820
*U.S. Treasury Notes 6.375% 1/15/00 .............         450,000       460,887
                                                                    -----------
 Total U.S. Treasury Obligations
   (cost $35,624,675) ...........................                    36,321,802
                                                                    -----------

 Repurchase Agreements - 2.84%
 With Chase Manhattan 5.30% 11/2/98 (dated
   10/30/98, collateralized by $9,064,000
   U.S. Treasury Notes 5.75% due 10/31/02,
   market value $9,788,147) .....................       9,586,000     9,586,000
 With J.P. Morgan 5.25% 11/2/98 (dated
   10/30/98, collateralized by $3,031,000
   U.S. Treasury Notes 5.25% due 1/31/01,
   market value $3,134,771 and $2,777,000
   U.S. Treasury Notes 6.25% due 1/31/02,
   market value $2,983,371 and $2,357,000
   U.S. Treasury Notes 5.50% due 2/28/03,
   market value $2,485,398 and $317,000
   U.S. Treasury Notes 5.625% due 11/30/00,
   market value $332,504) .......................       8,756,000     8,756,000

                                                         PRINCIPAL      MARKET
                                                          AMOUNT         VALUE
                                                         ---------      ------
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 5.30% 11/2/98
   (dated 10/30/98, collateralized by $3,368,000
   U.S. Treasury Notes 5.625% due 5/15/01,
   market value $3,572,673 and $2,896,000
   U.S. Treasury Notes 6.50% due 8/31/01,
   market value $3,101,282 and $2,172,000
   U.S. Treasury Notes 7.50% due 5/15/02,
   market value $2,470,611) .....................      $8,959,000  $  8,959,000
                                                                   ------------
Total Repurchase Agreements
   (cost $27,301,000) ...........................                    2,7301,000
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES - 100.78%
   (cost $831,395,184) ..........................                  $970,066,196
LIABILITIES NET OF RECEIVABLES AND OTHER
   ASSETS - (0.78%)                                                  (7,464,273)
                                                                   ------------
NET ASSETS APPLICABLE TO 41,898,044 SHARES
   ($1 PAR VALUE) OUTSTANDING - 100.00% .........                  $962,601,923
                                                                   ============

NET ASSET VALUE - DELAWARE FUND A CLASS
   ($610,331,929 / 26,576,078 SHARES) ...........                        $22.97
                                                                   ============
NET ASSET VALUE - DELAWARE FUND B CLASS
   ($33,883,666 / 1,476,374 SHARES) .............                        $22.95
                                                                   ============
NET ASSET VALUE - DELAWARE FUND C CLASS
   ($17,729,860 / 773,091 SHARES) ...............                        $22.93
                                                                   ============
NET ASSET VALUE - DELAWARE FUND INSTITUTIONAL CLASS
   ($300,656,468 / 13,072,501 SHARES) ...........                        $23.00
                                                                   ============

----------
* Security on loan.

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1998:
Common stock, $1 par value, 200,000,000 shares authorized
   to the Delaware Fund.......................................     $777,001,551
Undistributed net investment income ..........................        3,464,063
Accumulated net realized gain on investments..................       43,465,297
Net unrealized appreciation of investments....................      138,671,012
                                                                   ------------
Total net assets..............................................     $962,601,923
                                                                   ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE FUND A CLass
Net Asset Value A Class (A) ..................................           $22.97
Sales Charge (4.75% of offering price or 5.01% of the amount
   invested per share) (B)....................................             1.15
                                                                   ------------
Offering price................................................           $24.12
                                                                   ============
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares
    in the current Prospectus for purchases of $50,000 or more. See Notes to Financial Statements for change in front-end sales charge effective November 2, 1998.

                             See accompanying notes
                                                             for total return 15

Delaware Group Equity Funds I, Inc. -
Delaware Fund
Statement of Operations
Year ended October 31, 1998

INVESTMENT INCOME:
Interest...........................................   $17,049,334
Dividends..........................................     9,765,610   $26,814,944
                                                     ------------  ------------

EXPENSES:
Management fees....................................     4,178,981
Distribution expense...............................     1,638,522
Dividend disbursing and transfer agent fees
   and expenses....................................     1,440,023
Accounting and administration......................       348,395
Registration fees..................................       107,054
Reports and statements to shareholders.............        81,108
Taxes (other than taxes on income).................        53,991
Professional fees..................................        46,127
Directors' fees....................................        15,117
Custodian fees.....................................        10,300
Other                                                      80,784     8,000,402
                                                     ------------  ------------


NET INVESTMENT INCOME..............................                  18,814,542
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
Net realized gain on investments...................                  54,958,953
Net change in unrealized appreciation/depreciation
   of investments..................................                  35,042,450
                                                                   ------------

NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS.............................                  90,001,403
                                                                   ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS.......................                $108,815,945
                                                                   ============

                             See accompanying notes

Delaware Group Equity Funds I, Inc. -
Delaware Fund
Statements of Changes in Net Assets

                                                      YEAR ENDED  YEAR ENDED
                                                       10/31/98    10/31/97
                                                   ------------- -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ............................ $  18,814,542   $  19,346,555
Net realized gain on investments .................    54,958,953      83,369,699
Net change in unrealized appreciation/depreciation
   of investments ................................    35,042,450      30,998,183
                                                   -------------   -------------
Net increase in net assets resulting
   from operations ...............................   108,815,945     133,714,437
                                                   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ......................................   (13,013,538)    (16,272,302)
   B Class ......................................      (305,673)       (261,292)
   C Class ......................................      (154,291)       (110,135)
   Institutional Class ..........................    (4,868,650)     (4,590,915)
Net realized gain on investments:
   A Class ......................................   (62,397,362)    (44,815,558)
   B Class ......................................    (1,962,519)       (710,891)
   C Class ......................................      (985,860)       (217,176)
   Institutional Class ..........................   (17,376,598)    (11,402,169)
                                                  -------------   -------------
                                                   (101,064,491)    (78,380,438)
                                                  -------------   -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ......................................    56,962,202      41,923,741
   B Class ......................................    19,010,246      10,047,187
   C Class ......................................    10,054,204       6,084,168
   Institutional Class ..........................   161,610,921      29,047,615
Ne asset value of shares issued upon reinvestment
   of distributions from net investment income
   and net realized gain on investments:
   A Class ......................................    59,528,177      47,456,233
   B Class ......................................     2,170,092         910,380
   C Class ......................................     1,085,874         315,208
   Institutional Class ..........................    22,245,115      15,968,541
                                                  -------------   -------------
                                                    332,666,831     151,753,073
                                                  -------------   -------------
Cost of shares repurchased:
   A Class ......................................   (65,404,693)    (67,004,197)
   B Class ......................................    (4,424,506)     (2,119,134)
   C Class ......................................    (1,700,256)       (811,843)
   Institutional Class ..........................   (38,660,111)    (29,541,550)
                                                  -------------   -------------
                                                   (110,189,566)    (99,476,724)
                                                  -------------   -------------
Increase in net assets derived from capital
   share transactions ...........................   222,477,265      52,276,349
                                                  -------------   -------------
NET INCREASE IN NET ASSETS ......................   230,228,719     107,610,348

NET ASSETS:
Beginning of year ...............................   732,373,204     624,762,856
                                                  -------------   -------------
End of year ..................................... $ 962,601,923   $ 732,373,204
                                                  =============   =============

                             See accompanying notes

16 for total return

Delaware Group Equity Funds I, Inc. -
Delaware Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                Delaware Fund A Class
                                                             -----------------------------------------------------------
                                                                Year        Year        Year         Year        Year
                                                               Ended       Ended       Ended        Ended       Ended
                                                             10/31/98    10/31/97     10/31/96    10/31/95     10/31/94
Net asset value, beginning of period .....................     $22.950     $21.260      $19.940     $18.000      $19.430

Income from investment operations:
   Net investment income .................................       0.510       0.610        0.706       0.664        0.615
   Net realized and unrealized gain (loss) on investments        2.620       3.680        2.349       2.156       (0.285)
                                                              --------    --------     --------    --------     --------
   Total from investment operations ......................       3.130       4.290        3.055       2.820        0.330
                                                              --------    --------     --------    --------     --------

Less dividends and distributions:
   Dividends from net investment income ..................      (0.510)     (0.680)      (0.655)     (0.630)      (0.600)
   Distributions from net realized gain on investments ...      (2.600)     (1.920)      (1.080)     (0.250)      (1.160)
                                                              --------    --------     --------    --------     --------
   Total dividends and distributions .....................      (3.110)     (2.600)      (1.735)     (0.880)      (1.760)
                                                              --------    --------     --------    --------     --------
Net asset value, end of period ...........................     $22.970     $22.950      $21.260     $19.940      $18.000
                                                              ========    ========     ========    ========     ========

Total return(1) ..........................................       14.80%      22.05%       16.07%      16.26%        1.80%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............   $610,332    $554,448     $490,150    $493,243     $456,074
   Ratio of expenses to average net assets ...............       0.98%       0.97%        0.99%       0.97%        0.97%
   Ratio of net investment income to average net assets ..       2.25%       2.83%        3.39%       3.55%        3.31%
   Portfolio turnover ....................................         86%         81%          92%         94%         142%

----------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                             for total return 17

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 Delaware Fund B Class
                                                             ----------------------------------------------------------
                                                                Year        Year         Year        Year      9/6/94(1)
                                                               Ended       Ended        Ended       Ended         to
                                                             10/31/98    10/31/97     10/31/96    10/31/95     10/31/94
Net asset value, beginning of period .....................   $22.880     $21.200      $19.900     $17.980      $18.340

Income from investment operations:
   Net investment income .................................     0.337       0.452        0.525       0.567        0.070
   Net realized and unrealized gain (loss) on investments      2.608       3.658        2.350       2.113       (0.280)
                                                            --------    --------     --------    --------     --------
   Total from investment operations ......................     2.945       4.110        2.875       2.680       (0.210)
                                                            --------    --------     --------    --------     --------

Less dividends and distributions:
   Dividends from net investment income ..................    (0.275)     (0.510)      (0.495)     (0.510)      (0.150)
   Distributions from net realized gain on investments ...    (2.600)     (1.920)      (1.080)     (0.250)        none
                                                            --------    --------     --------    --------     --------
   Total dividends and distributions .....................    (2.875)     (2.430)      (1.575)     (0.760)      (0.150)
                                                            --------    --------     --------    --------     --------
Net asset value, end of period ...........................   $22.950     $22.880      $21.200     $19.900      $17.980
                                                            ========    ========     ========    ========     ========

Total return(2) ..........................................     13.90%      21.09%       15.15%      15.36%       (1.14%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............   $33,884     $16,659       $6,872      $3,383         $568
   Ratio of expenses to average net assets ...............      1.77%       1.78%        1.80%       1.79%        1.81%
   Ratio of net investment income to average net assets ..      1.46%       2.00%        2.58%       2.73%        2.47%
   Portfolio turnover ....................................        86%         81%          92%         94%         142%

                                                                Delaware Fund C Class
                                                           -----------------------------------
                                                             Year          Year    11/29/95(1)
                                                            Ended         Ended        to
                                                           10/31/98     10/31/97    10/31/96
Net asset value, beginning of period .....................    $22.870      $21.180     $20.500

Income from investment operations:
   Net investment income .................................      0.335        0.460       0.583
   Net realized and unrealized gain (loss) on investments       2.600        3.655       1.757
                                                             --------     --------    --------
   Total from investment operations ......................      2.935        4.115       2.340
                                                             --------     --------    --------

Less dividends and distributions:
   Dividends from net investment income ..................     (0.275)      (0.505)     (0.580)
   Distributions from net realized gain on investments ...     (2.600)      (1.920)     (1.080)
                                                             --------     --------    --------
   Total dividends and distributions .....................     (2.875)      (2.425)     (1.660)
                                                             --------     --------    --------
Net asset value, end of period ...........................    $22.930      $22.870     $21.180
                                                             ========     ========    ========

Total return(2) ..........................................      13.85%       21.07%      12.13%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............   $17,730       $8,090      $1,990
   Ratio of expenses to average net assets ...............      1.77%        1.78%       1.80%
   Ratio of net investment income to average net assets ..      1.46%        2.00%       2.58%
   Portfolio turnover ....................................        86%          81%         92%

                                                                         Delaware Fund Institutional Class
                                                             -----------------------------------------------------------
                                                                Year        Year         Year        Year         Year
                                                               Ended       Ended        Ended       Ended        Ended
                                                             10/31/98    10/31/97     10/31/96    10/31/95     10/31/94
Net asset value, beginning of period                          $23.000     $21.300      $19.980     $18.030      $19.460

Income from investment operations:
   Net investment income                                        0.585       0.659        0.727       0.694        0.653
   Net realized and unrealized gain (loss) on investments       2.595       3.681        2.363       2.166       (0.293)
                                                             --------    --------     --------    --------     --------
   Total from investment operations                             3.180       4.340        3.090       2.860        0.360
                                                             --------    --------     --------    --------     --------

Less dividends and distributions:
   Dividends from net investment income                        (0.580)     (0.720)      (0.690)     (0.660)      (0.630)
   Distributions from net realized gain on investments         (2.600)     (1.920)      (1.080)     (0.250)      (1.160)
                                                             --------    --------     --------    --------     --------
   Total dividends and distributions                           (3.180)     (2.640)      (1.770)     (0.910)      (1.790)
                                                             --------    --------     --------    --------     --------
Net asset value, end of period                                $23.000     $23.000      $21.300     $19.980      $18.030
                                                             ========    ========     ========    ========     ========

Total return                                                   15.03%      22.29%       16.25%      16.50%        1.96%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)                   $300,656    $153,176     $125,751    $108,747      $93,990
   Ratio of expenses to average net assets                       0.77%       0.78%        0.80%       0.79%        0.81%
   Ratio of net investment income to average net assets          2.46%       3.00%        3.58%       3.73%        3.47%
   Portfolio turnover                                              86%         81%          92%         94%         142%

----------------------

(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

18 for total return

DELAWARE GROUP EQUITY FUNDS I, INC. -
DELAWARE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998

Delaware Group Equity Funds I, Inc. - Delaware Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Delaware Fund A Class carries a front-end sales charge, which was raised from 4.75% to 5.75% effective November 2, 1998. The Delaware Fund B Class carries a back-end sales charge. The Delaware Fund C Class carries a level load deferred sales charge and Delaware Fund Institutional Class has no sales charge. The Fund's objective is to seek a balance of capital appreciation, income and preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income quarterly and from capital gains, if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.60% on the first $100 million of average daily net assets of the Fund, 0.525% on the next $150 million, 0.50% on the next $250 million and 0.475% on the net assets over $500 million, less fees paid to the unaffiliated directors. For the year ended October 31, 1998, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $149,482.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At October 31, 1998, the Fund had a liability for such fees and other expenses payable to DSC of $115,370.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. For the year ended October 31, 1998, the Fund had a liability for such fees and other expenses payable to DDLP of $2,402.

For the year ended October 31, 1998, DDLP earned $113,780 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended October 31, 1998, the Fund made purchases of $586,411,761 and sales of $479,668,026 of investment securities other than U.S. government securities and temporary cash investments. During the year ended October 31, 1998, the Fund made purchases of $234,759,489 and sales of $213,951,421 of U.S. government securities.

At October 31, 1998, net unrealized appreciation for federal income tax purposes aggregated $138,663,857 of which $153,527,666 related to unrealized appreciation of securities and $14,863,809 related to unrealized depreciation of securities. At October 31, 1998, the aggregate cost of securities for federal income tax purposes was $831,402,339.

                                                             for total return 19


Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                     Year Ended      Year Ended
                                                      10/31/98        10/31/97
                                                     ----------      ----------
Shares sold:
   A Class ................................            2,527,314      1,903,961
   B Class ................................              840,492        459,520
   C Class ................................              444,310        281,577
   Institutional Class ....................            7,092,142      1,328,118

Shares issued upon reinvestment of
   distributions from net investment income
   and net realized gain on investments:
   A Class ................................            2,773,200      2,341,619
   B Class ................................              101,142         44,725
   C Class ................................               50,636         15,366
   Institutional Class ....................            1,033,264        786,052
                                                     -----------    -----------
                                                      14,862,500      7,160,938
                                                     -----------    -----------
Shares repurchased:
   A Class ................................           (2,879,391)
   B Class ................................             (193,261)      (100,425)
   C Class ................................              (75,623)       (37,099)
   Institutional Class ....................           (1,711,585)
                                                     -----------    -----------
                                                      (4,859,860)    (4,645,881)
                                                     -----------    -----------
Net increase ..............................           10,002,640      2,515,057
                                                     ===========    ===========

5. Lines of Credit
The Fund has a committed line of credit for $24.3 million. No amount was outstanding at October 31, 1998, or at any time during the fiscal year.

6. Market and Credit Risk
The Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Securities Lending
Security loans for the Fund are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and the collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related collateral received at October 31, 1998 were $53,274,318 and $54,905,667, respectively.

20 for total return

Delaware Group Equity Funds I, Inc. -
Delaware Fund
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Equity Funds I, Inc. - Delaware Fund

We have audited the accompanying statement of net assets of Delaware Group Equity Funds I, Inc. - Delaware Fund (the "Fund") as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds I, Inc. - Delaware Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP
                                          ----------------------------
                                              Ernst & Young LLP


Philadelphia, Pennsylvania
December 4, 1998

THIS ANNUAL REPORT IS FOR THE INFORMATION OF DELAWARE BALANCED FUND SHAREHOLDERS, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Balanced Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF DIRECTORS

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA
--------------------------------------------------------------------------------

AFFILIATED OFFICERS

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds                           (Photo of Globes)
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

INVESTMENT MANAGER                                                     directors
Delaware Management Company                                           & officers
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

When used with prospective investors, this report must be preceded or accompanied by a current Delaware Balanced Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(Photo of Globes)

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AR-002[10/98]TKO 12/98